Exhibit 10.29

THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

GREAT BASIN SCIENTIFIC, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No. [ ]	[ ]

Void after [                    ]

THIS CERTIFIES THAT, for value received, [                    ], or assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Great Basin Scientific, Inc., a Delaware corporation, with its principal office at 405 South Main Street, Suite 810, Salt Lake City, Utah 84111 (the “Company”) shares of Common Stock of the Company.

This Warrant is issued pursuant to the terms of that certain Secured Note and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of March 4th, 2009, in connection with the Company’s issuance to the Holder of a Secured Convertible Promissory Note dated as of the date of this Warrant (the “Note”), for the principal amount of [                    ]. In the event the consideration provided by the Holder to the Company pursuant to the Purchase Agreement as of the date hereof is equal to Holder’s Pro Rata Amount (as defined in the Purchase Agreement), the number of shares of Common Stock that Holder may purchase by exercising this Warrant is one (1) share of Common Stock of the Company for each one (1) share of Equity Securities (as defined in the Note) the Holder receives upon conversion of the Note. In the event the consideration provided by the Holder to the Company pursuant to the Purchase Agreement as of the date hereof is less than the Holder’s Pro Rata Amount, the number of shares of Common Stock that the Holder may purchase by exercising this Warrant is one half ( 1⁄2) share of Common Stock of the Company (rounded down to the nearest whole share) for each one (1) share of Equity Securities the Holder receives upon conversion of the Note.

1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a) “Exercise Period” shall mean the period commencing with the date hereof and ending seven (7) years later, unless sooner terminated as provided below.

(b) “Exercise Price” shall mean $[        ] per share of Common Stock.

(c) “Exercise Shares” shall mean the shares of the Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a) An executed Notice of Exercise in the form attached hereto;

(b) Payment of the Exercise Price in cash, by check or pursuant to Section 2.1; and

(c) This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.1. Net Exercise. If the fair market value of one share of the Common Stock of the Company is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A – B)

A

Where X =	the number of shares of Common Stock to be issued to the Holder

Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =	the fair market value of one share of the Company’s Common Stock (at the date of such calculation)

B =	Exercise Price (as may be adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company’s Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company’s initial public offering of its Common Stock, the fair market value per share shall be the product of (i) the per share offering price to the public of the Company’s initial public offering, and (ii) the number of shares of Common Stock into which each share of Common Stock is convertible at the time of such exercise.

3. COVENANTS OF THE COMPANY.

3.1. Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will prior to the exercise of this Warrant, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

3.2. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4. REPRESENTATIONS OF HOLDER.

4.1. Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

4.2. Securities Are Not Registered.

(a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

(b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3. Disposition of Warrant and Exercise Shares.

(a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until:

(i) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(iii) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws.

(b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.4. Accredited Investor Status. The Holder is an “accredited investor” as defined in Regulation D promulgated under the Securities Act.

4.5. Further Representations by Foreign Investors.

(a) If the Holder is not a United States person, the Holder hereby represents that he or she has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with the acquisition of the Warrant and the Exercise Shares, including (i) the legal requirements within his jurisdiction for the purchase of the Warrant and the Exercise Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Warrant and the Exercise Shares. Such Lender’s subscription and payment for, and his or her continued beneficial ownership of the Warrant and the Exercise Shares, will not violate any applicable securities or other laws of his or her jurisdiction.

(b) If the Holder does not reside in and is not a citizen of the United States, it shall be deemed a “Foreign Investor.” As a Foreign Investor the Holder hereby represents, warrants and covenants to the Company, the following:

(i) Neither the Holder nor any person for the account of whom it is acting, including the estate of any such person, a trust of which any such person is a beneficiary, or a corporation, partnership, trust or other entity organized under the laws of the United States of America, its territories and possessions and all areas under the jurisdiction of the United States of America, is a citizen or resident of the United States of America (a “U.S. Person”).

(ii) the Holder further agrees not to make any disposition of all or any portion of the Warrant or Exercise Shares to a U.S. Person unless and until:

(1) Such disposition is in accordance with Regulation S promulgated under the Securities Act, or

(2) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or

(3) It shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES. In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. EXPIRATION OF WARRANT. This Warrant shall expire and be of no further force or effect upon the earliest of: (a) the termination date indicated on the first page hereof; (b) the sale, exclusive license or other disposition of all or substantially all of the assets of the Company; or (c) the acquisition of the Company by means of a merger, consolidation, reorganization or stock sale resulting in the exchange of the outstanding shares of the Company for securities or consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary after which stockholders of the Company immediately prior to the effectiveness of such transaction own less than 50% of the shares of equity securities on an as-converted basis of the surviving entity after giving effect to such transaction. In the event of any anticipated termination of this Warrant pursuant to Sections 7(b) or 7(c), the Company shall use commercially reasonable efforts to give the holder written notice of such anticipated termination at least seven (7) days prior to the effectiveness of the event causing such termination together with a description of the event giving rise to such termination, the value of any securities or other consideration to be received or issued in such transaction and the anticipated effective date of such event.

8. MARKET STAND-OFF AGREEMENT. The Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) following the effective date of a registration statement of the Company filed under the Securities Act; provided however, that such agreement shall not be required unless all officers, directors and holders of one percent (1%) or more of the outstanding voting securities of the Company enter into similar agreements. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

9. NO IMPAIRMENT. The Company will not, by amendment of its certificate of incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

10. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

11. TRANSFER OF WARRANT. Subject to compliance with any applicable securities laws and the restrictions set forth in this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, only to: (i) a spouse or member of the Holder’s family, or to a custodian, trustee, executor, or other fiduciary for the account of the Holder’s spouse or members of the Holder’s family, or to a trust for the Holder’s own self, or a charitable remainder trust, or (ii) a subsidiary, parent, partner, limited partner, retired partner, member, retired member, affiliate or stockholder of Holder upon surrender of this Warrant at the principal office of the Company, together with an assignment form of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.

12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

13.NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at such address of the Holder on Schedule 1 of the Purchase Agreement or at such other address as the Company or the Holder may designate by ten (10) days advance written notice to the other parties hereto.

14. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

15. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the corporate laws of the State of Delaware, and as to all matters other than those to which corporate law applies, this Warrant shall be governed by the laws of the State of Delaware as they apply to contracts entered into wholly to be performed within the State of Delaware by residents thereof.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date shown on the first page.

GREAT BASIN SCIENTIFIC, INC.

By:
Name:
Title:

Address: